UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2013

Federal-Mogul Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34029	20-8350090
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26555 Northwestern Highway, Southfield, Michigan	48033
(Address of principal executive offices)	(Zip Code)

(248) 354-7700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Federal-Mogul Corporation (the “Company”) is filing this Current Report on Form 8-K to present retrospectively revised historical consolidated financial statements and other information included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (the “2012 Form 10-K”). This information presents Federal-Mogul Sintertech SAS (“F-M Sintertech”) within the Company’s Powertrain segment as discontinued operations on a retrospective basis for the years ended December 31, 2012, 2011 and 2010. The information contained in this Current Report on Form 8-K does not amend or otherwise restate any portion of the 2012 Form 10-K.

As previously disclosed in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on March 8, 2013, during the first quarter of 2013, two indirect subsidiaries of the Company, Federal Mogul SAS and Federal Mogul Luxembourg SARL completed the sale of their respective share capital interests in F-M Sintertech to TM France. In accordance with the authoritative accounting guidance, beginning in the first quarter of 2013, operations relating to F-M Sintertech were reported as discontinued operations in the Company’s consolidated financial statements. Accordingly, the Company has recast certain information in the 2012 Form 10-K to reflect operations relating to F-M Sintertech as discontinued operations.

The change in presentation due to the discontinued operations described above affects only the following items of the 2012 Form 10-K, which are attached hereto in Exhibit 99.1:

•	Part I, Item 1 – Business

•	Part I, Item 1A – Risk Factors

•	Part I, Item 2 – Properties

•	Part II, Item 6 – Selected Financial Data

•	Part II, Item 7 – Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Part II, Item 7A - Quantitative and Qualitative Disclosures about Market Risk

•	Part II, Item 8 – Consolidated Financial Statements and Supplemental Information

Other than the items listed above, the Company is not otherwise updating any other portion of the 2012 Form 10-K. Unaffected items of the 2012 Form 10-K have not been repeated in this Current Report on Form 8-K. This Current Report on Form 8-K does not modify or update the disclosures contained in the 2012 Form 10-K in any way, nor does it reflect any subsequent information, activities or events, other than as required to reflect the discontinued operations described above. Without limitation to the foregoing, this Current Report on Form 8-K does not purport to update Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the 2012 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management. More current information may be included in the Company’s other filings with the SEC from time to time. This Current Report on Form 8-K should be read in conjunction with the 2012 Form 10-K (except for Items 1, 1A, 2, 6, 7, 7A and 8), and the Company’s other filings with the SEC.

In addition, the Company has attached as Exhibit 12.1 hereto a revised computation of ratio of earnings to fixed charges to reflect operations relating to F-M Sintertech as discontinued operations.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

12.1	Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Ernst & Young LLP

23.2	Consent of Grant Thornton LLP

99.1	Revisions to 2012 Form 10-K and Consolidated Financial Statements as of December 31, 2012, 2011 and 2010 (revised solely to present operations described in this Current Report on Form 8-K as discontinued operations)

101	Consolidated Financial Statements from the 2012 Form 10-K, formatted in XBRL: (i) the Consolidated Statements of Operations; (ii) the Consolidated Statements of Comprehensive (Loss) Income; (iii) the Consolidated Balance Sheets; (iv) the Consolidated Statements of Cash Flows (v) the Consolidated Statements of Shareholders’ Equity and (vi) the Notes to the Consolidated Financial Statements furnished herewith (revised solely to present operations described in this Current Report on Form 8-K as discontinued operations).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Federal-Mogul Corporation
(Registrant)

Date: April 26, 2013

/s/ Alan J. Haughie
By:	Alan J. Haughie
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

12.1	Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Ernst & Young LLP

23.2	Consent of Grant Thornton LLP

99.1	Revisions to 2012 Form 10-K and Consolidated Financial Statements as of December 31, 2012, 2011 and 2010 (revised solely to present operations described in this Current Report on Form 8-K as discontinued operations)

101	Consolidated Financial Statements from the 2012 Form 10-K, formatted in XBRL: (i) the Consolidated Statements of Operations; (ii) the Consolidated Statements of Comprehensive (Loss) Income; (iii) the Consolidated Balance Sheets; (iv) the Consolidated Statements of Cash Flows (v) the Consolidated Statements of Shareholders’ Equity and (vi) the Notes to the Consolidated Financial Statements furnished herewith (revised solely to present operations described in this Current Report on Form 8-K as discontinued operations).